                                                                   Exhibit 10.65


                                      LEASE


                                 BY AND BETWEEN


                       THE TRUSTEES UNDER THE WILL AND OF
                     THE ESTATE OF JAMES CAMPBELL, DECEASED,
                                    LANDLORD


                                       AND


                              ANTARES PHARMA, INC.,
                                     TENANT


                THE SUBMISSION OF THIS DOCUMENT FOR EXAMINATION,
           NEGOTIATION AND SIGNATURE DOES NOT CONSTITUTE AN OPTION OR
            OFFER TO LEASE SPACE AT THE PROPERTY. THIS DOCUMENT SHALL
          NOT BE BINDING AND IN EFFECT UNTIL AT LEAST ONE COUNTERPART,
               DULY EXECUTED BY ALL PARTIES, HAS BEEN DELIVERED TO
                              LANDLORD AND TENANT.

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  Premises...................................................................1
2.  Term.......................................................................1
3.  Base Rent..................................................................1
4.  Security Deposit...........................................................1
5.  Use........................................................................2
6.  Operating Costs............................................................2
7.  Landlord's Maintenance Responsibilities....................................4
8.  Tenant's Maintenance Responsibilities......................................5
9.  Parking....................................................................5
10. Alterations................................................................5
11. Signs/Window Coverings.....................................................6
12. Inspection.................................................................6
13. Utilities..................................................................6
14. Assignment and Subletting..................................................6
15. Fire and Casualty Damage...................................................8
16. Condemnation...............................................................9
17. Indemnification...........................................................10
18. Tenant's Insurance........................................................10
19. Landlord's Insurance......................................................10
20. Holding Over..............................................................11
21. Quiet Enjoyment...........................................................11
22. Events of Default.........................................................11
23. Remedies..................................................................11
24. Mortgages.................................................................13
25. Landlord's Default........................................................13
26. Mechanic's Liens..........................................................13
27. Personal Property Taxes...................................................13
28. Notices...................................................................14
29. Hazardous Substances......................................................14
30. Improvements..............................................................15
31. Miscellaneous.............................................................15

Exhibits
--------
Exhibit "A" -- Description of Premises
Exhibit "B" -- Description of Property
Exhibit "C" -- Rules and Regulations
Exhibit "D" -- Landlord's Work
Exhibit "E" -- Sign Criteria

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                                   DATA SHEET

Landlord:              The Trustees Under the Will and of The Estate of James
                       Campbell, Deceased, acting in their fiduciary and not in their individual capacities

Landlord's Address:    425 California Street, Suite 1000
                       San Francisco, CA 94104

Tenant:                Antares Pharma, Inc., a Minnesota corporation

Tenant's Address:      13755 First Avenue North
                       Plymouth, MN 55441

Premises:              That certain commercial space that consists of
                       approximately 9,258 rentable square feet that is designated on Exhibit "A." The parties stipulate that the Premises consists of 9,258 rentable square feet.

Building:              That certain commercial building that is located at 13755
                       First Avenue North, Plymouth, Minnesota 55441.

Commencement Date:     May 1, 2004

Termination Date:      April 30, 2011

Base Rent:                  (a)  For the period from the Commencement Date
                                 through July 31, 2004, Base Rent shall be abated.

                            (b) For the period from August 1, 2004 through April 30, 2006, Tenant shall pay Base Rent at an annual rate of $9.15 per rentable square foot, which shall be payable by Tenant, in advance, in monthly installments equal to $7,059.23

                            (c) For the period from May 1, 2006 through the April 30, 2008, Tenant shall pay Base Rent at the annual rate of $9.60 per rentable square foot, which Base Rent shall be payable, in advance, in equal monthly installments of $7,406.40.

                            (d) For the period from May 1, 2008 to April 30, 2010, Tenant shall pay Base Rent at the annual rate of $9.85 per rentable square foot, which Base Rent shall be payable, in advance, in equal monthly installments of $7,599.28.

                            (e) For the period from May 1, 2010 to April 30, 2011, Tenant shall pay Base Rent at the annual rate of $10.25 per

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                                 rentable square foot, which Base Rent shall be
                                 payable, in advance, in equal monthly
                                 installments of $7,907.88.

Proportionate Share:   Tenant's Proportionate Share shall be 30.94% which amount
                       is the percentage obtained by dividing the 9,258 rentable square feet in the Premises by the 29,927 rentable square feet in the Building.

Operating Costs:       Tenant shall pay its Proportionate Share of Operating
                       Costs as provided in Paragraph 6 hereof.

Address for Notices:   Landlord:

                       The Estate of James Campbell
                       425 California Street
                       Suite 1000
                       San Francisco, CA 94104
                       Attn: Executive Vice President,
                       Real Estate Investment Management

                       Tenant:

                       Antares Pharma, Inc.
                       Attn: Controller
                       13755 First Avenue North
                       Plymouth, MN 55441

                       With a copy to:

                       Lawrence Christian
                       Chief Financial Officer
                       Antares Pharma, Inc.
                       707 Engleview Blvd., Suite 414
                       Exton, PA 19341

Manager's Address for  The Estate of James Campbell
the payment of rent:   CM 9628
                       St. Paul, MN 55170-9628

Security Deposit:      $21,177.69, according to the terms and conditions of
                       Paragraph 4 hereof.

Permitted Uses:        General office and warehouse purposes as provided in
                       Paragraph 5 hereof, including the design and prototyping of various medical products.

Landlord's Broker:     United Properties
                       3500 West 80/th/ Street
                       Minneapolis, MN 55431

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

                       Attn: Mr. Jason Meyer

Tenant's Broker:       Equis Corporation
                       150 South 5/th/ Street, Suite 2800
                       Minneapolis, MN  55402
                       Attn: Mr. Todd Braufman

                                 LEASE AGREEMENT
                                 ---------------

     THIS LEASE AGREEMENT is entered into by and between Landlord and Tenant effective as of the 19 day of February, 2004. Capitalized terms shall have the same meaning as those contained on the Data Sheet. The provisions of the Data Sheet are hereby incorporated by reference.

     1. Premises. Landlord hereby demises and leases the leased premises designated on the Data Sheet (the "Premises") to Tenant, and Tenant hereby rents and takes the Premises from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease. Landlord shall deliver possession of the Premises to Tenant on the Commencement Date in their "as is" condition, subject to the provisions of Exhibit "D" attached hereto and made a part hereof. The use by Tenant of the Premises shall include a non-exclusive right of access over and use of the Common Area. The Premises are located in a certain building (the "Building") that is identified on the Data Sheet and that is situated on real property (the "Property") that is legally described on Exhibit "B" attached hereto.

     2.   Term.

     (a) "Commencement Date" shall refer to the date designated on the Data Sheet. The term of this Lease (the "Lease Term") shall begin upon the Commencement Date and shall continue until the Termination Date, as that term is defined in the Data Sheet, unless sooner terminated as herein set forth.

     (b)  Tenant shall be permitted to enter the Premises approximately thirty
          (30) days prior to the Commencement Date to begin installing Tenant's furniture, fixtures and equipment in accordance with the terms and conditions of this subparagraph. Tenant shall not be required to pay Base Rent or Tenant's Proportionate Share of Operating Costs or other charges on account of such early occupancy. Tenant acknowledges and agrees that its early possession of the Premises will be at Tenant's risk, and that Landlord makes no warranty or representation concerning the Premises' condition during the time of such early occupancy. Tenant will take all reasonable efforts necessary to ensure that Tenant's early occupancy does not interfere with the completion of the Landlord's Work contemplated in Paragraph 30. Tenant acknowledges that, except for the obligation to pay Base Rent and Tenant's Proportionate Share of Operating Costs, Tenant's early possession of the Premises shall comply in all respects with the terms and conditions of this Lease.

     (c) Notwithstanding any contrary provision herein, Tenant shall have the option to terminate this Lease effective as of July 31, 2009 (the "Termination Date") upon the following terms and conditions:

          (i) Tenant must deliver written notice to Landlord (the "Tenant's Termination Notice") of its intention to exercise this option to terminate, which Tenant's Termination Notice shall be delivered to Landlord on or before October 31, 2008.

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

          (ii) Tenant shall not be in default under the Lease as of the date of Landlord's receipt of the Tenant's Termination Notice; and

          (iii) The Tenant's Termination Notice shall be accompanied by a payment to Landlord (the "Termination Fee") in an amount equal to the sum of "Four Months' Gross Rent" plus Landlord's "Unamortized Transaction Costs." As used herein, the phrase "Four Months' Gross Rent" shall be defined as the product of four multiplied by the total amount of Base Rent and Operating Costs payable hereunder by Tenant for the month in which the Termination Notice is delivered (as calculated based on the then current budget of Operating Costs). For purposes hereof, the phrase "Unamortized Transaction Costs" shall be defined as the product of (i) the number of months remaining in the term of the Lease as of the Termination Date, including the month in which the Termination Date occurs, multiplied by (ii) the monthly installment derived by amortizing the total "Landlord's Transaction Costs" on a straight line basis over the total number of full calendar months in the term of this Lease at an annual interest rate of ten percent (10%). For purposes hereof, the phrase "Landlord's Transaction Costs" shall collectively refer to the total principal amount of the following costs incurred by Landlord in the negotiation and performance of this
                 Lease: the "Landlord's Leasehold Contribution" (as defined in Paragraph 30(a) hereof), plus all leasing commissions and all attorneys' fees paid in connection with the negotiation and drafting of this Lease. The Termination Fee shall be payable as additional rent hereunder and shall be in addition to all Base Rent, Operating Costs and all other charges payable by Tenant under the Lease through the Termination Date. If not theretofore provided, Landlord shall provide Tenant a summary of Landlord's Transaction Costs within ten (10) business days after receipt of a written request by Tenant; provided, Landlord shall not be obligated to provide such a summary until any punch list items have been completed and Landlord has had a reasonable opportunity to reconcile all costs with its contractor and such contractor's subcontractors.

     (d)  Tenant shall have the options to renew this Lease for one (1) three
          (3) year period (the "Extension Term") upon the following terms and conditions: (i) Tenant shall give Landlord written notice of its election to exercise such option (an "Extension Notice") not later than July 31, 2010; and (ii) Tenant shall not be in material or monetary default under the Lease and the Lease shall be in full force and effect on the date Tenant delivers such Extension Notice. If Tenant timely and properly exercises the foregoing options, the following terms and conditions shall also be applicable:

          (i) In the event that Tenant delivers an Extension Notice, Tenant shall pay Base Rent upon the Premises during the Extension Term at a rate equal to the "Extension Market Rate." For purposes hereof, the phrase "Extension Market Rate" shall be defined as the rate of Base Rent for the Premises that a

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

                 willing tenant would pay, and that a willing landlord would accept, in arms-length bona-fide negotiations if the same were being leased for the Extension Term to a single tenant "as-is" and taking into consideration the following: all costs incurred by Landlord in the negotiation of such extension, including any brokerage fee payable by Landlord in connection therewith; the size of the space in question and its utility for leasing to other occupants conducting different uses; the quality, age and location of the building; the concessions then generally being offered in the market for comparable lease extensions including, but not limited to, free rent and allowances; and the financial resources of Tenant. Landlord shall, within fifteen (15) days of the date of its receipt of the Extension Notice, give Tenant written notice ("Landlord's Extension Rate Notice") of Landlord's determination of the applicable Extension Market Rate. If Tenant disagrees with Landlord's determination of the Extension Market Rate, Tenant shall give Landlord written notice of that disagreement (the "Tenant's Dispute Notice") within fifteen (15) days of receipt of Landlord's Extension Rate Notice, stating the amount which Tenant believes the Extension Market Rate should be and the basis for such belief, and Landlord and Tenant shall endeavor in good faith to agree on the Extension Market Rate. If Tenant does not deliver the Tenant's Dispute Notice to Landlord within fifteen (15) days of receipt of Landlord's Extension Rate Notice, Tenant shall be deemed to agree with Landlord's determination of the Extension Market Rate. In the event of the timely delivery of the Tenant's Dispute Notice and if Landlord and Tenant have not agreed as to the Extension Market Rate within forty-five (45) days after Tenant's receipt of Landlord's Extension Rate Notice, either party may, within ten
                 (10) days of the expiration of said forty-five (45) day period, deliver to the other party a written notice terminating the negotiations, in which event, the extension option contemplated by this Paragraph 2(d) shall be deemed waived and of no further force or effect.

          (ii) Other Provisions. Except as otherwise stated in this Paragraph 2(d), all terms and conditions of the Lease, including Tenant's obligation to pay its share of Operating Costs and all other items of additional rent, shall remain in full force and effect during each year of the Extension Term, if any; provided, Landlord shall have no obligation to construct, or contribute to the cost of constructing, leasehold improvements during the Extension Terms.

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     3.   Base Rent. Tenant shall pay to Landlord for the entire term hereof, a fixed rent (herein called "Base Rent") in the amount set forth in the Data Sheet. Base Rent shall be paid in monthly installments, in advance, on the first day of each calendar month during the Lease Term. If the initial month of the Lease Term is less than a full calendar month, Base Rent for such partial month shall be prorated at the rate of one-thirtieth of the monthly Base Rent for each day, payable in advance. Tenant shall make payment of said Base Rent, together with payment of its Proportionate Share of Operating Costs and all other amounts due to Landlord under this Lease, at the address designated in the Data Sheet, or to such other party or address as Landlord may designate from time to time by notice to Tenant, without demand and without deduction, set-off, counterclaim or abatement, except as expressly provided herein. In the event of an early termination of this Lease for any cause other than Tenant's default, any rent paid in advance shall be prorated as of the date of such termination with the portion properly allocated to the period following termination refunded to Tenant upon such termination.

     4. Security Deposit. Tenant shall deposit the amount, if any, designated on the Data Sheet as the security deposit (the "Security Deposit") with Landlord on the date of the full execution and delivery of this Lease, which shall be held by Landlord, without interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any Event of Default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, apply all or any portion of the Security Deposit to any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such Event of Default without waiving such default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Any remaining principal balance of the Security Deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled. Notwithstanding the foregoing, subject to the condition that there has been no Event of Default by Tenant with respect to Tenant's obligations to pay Base Rent and additional rent under this Lease through the date of the expiration of the eighteenth (18/th/) calendar month of the Lease Term (i.e. October 31, 2005), then, upon the expiration of the eighteenth (18/th/) calendar month of the Lease Term, Tenant's obligation to maintain the Security Deposit shall be reduced by an amount equal to Fourteen Thousand One Hundred Eighteen and 46/100ths Dollars ($14,118.46) (the "Reduction Amount"). Provided the foregoing condition is satisfied, Landlord shall, on or before the last day of the nineteenth (19/th/) calendar month (i.e. November 30, 2005), pay to Tenant the Reduction Amount. Notwithstanding the foregoing, the remaining principal balance of the Security Deposit shall remain in place throughout the remainder of the term of this Lease.

     5. Use. The Premises shall be used only for general office and warehouse purposes, including the design and prototyping of various medical products, for such other uses as may be designated on the Data Sheet and only for such other lawful purposes as may be incidental thereto. Outside storage including, without limitation, storage trucks and other vehicles, outside garbage containers and outdoor furniture are prohibited. Tenant shall be obligated to keep the area surrounding the garbage dumpster free from trash and debris and in a clean and sanitary condition. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any nuisance in, upon, or

                                        4

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connected with, the Premises, all at Tenant's sole expense; provided, however,
Landlord shall, subject to Section 6 hereof, be responsible for complying with any governmental laws, ordinances, regulations, orders, or directives requiring physical alterations to the Building or Premises (unless such alterations are required as a consequence of Tenant's specific use of the Premises or Building, in which event Tenant shall be solely responsible for all costs of compliance). Tenant shall not permit any objectionable odors, smoke, dust, gas, noise, or vibrations to emanate from the Premises, nor take any other action that may constitute a nuisance or may disturb or endanger any other tenants of the Building or neighboring buildings, or unreasonably interfere with any other tenant's use of its premises. Tenant will not permit the Premises to be used for any purpose or in any manner, including, without limitation, the storage or parking of automobiles or trailers, nor any method of storage that would render the insurance on the Building or the Property void or the insured risks more hazardous. If any increase in the fire and extended coverage insurance premiums paid by Landlord for the Property is caused by Tenant's use and occupancy of the Premises, then Tenant shall pay to Landlord as additional rent the amount of such increase.

     6.   Operating Costs.

     (a) Tenant shall pay to Landlord, as additional rent during the Lease Term, Tenant's Proportionate Share of Operating Costs as provided herein. As used in this Lease, the term "Operating Costs" shall mean any and all expenses, costs and disbursements which Landlord incurs in connection with the management, maintenance, operation and repair of the Building or the Property or any improvements situated on the Property including, without limitation, the following:

          (i) the costs of maintaining and repairing parking lots, parking structures and easements;

          (ii) property management fees, including expenses reimbursable to any manager, maintenance salaries, fringe benefits and related costs, which for persons also working on properties other than the Property shall be allocated on the basis of the time spent working on the Property;

          (iii)  the cost of insurance coverages obtained by Landlord;

          (iv)   heating and air conditioning costs for Common Areas (if any);

          (v)    electricity and other utility cost;

          (vi) the costs of routine repairs and maintenance for the Building, landscape maintenance, snow removal;

          (vii) Taxes (as defined in Paragraph 6(e)hereof) , and costs and expenses incurred by Landlord in protesting any assessments, levies or the Taxes which Landlord shall pay or become obligated to pay in respect of a calendar year;

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          (viii) the Building's pro rata share (as reasonably determined by
                 Landlord) of the cost of operating, maintaining and repairing any areas, facilities or easements which are common to the Building and any other properties or buildings sharing common facilities with the Building (such as, but not limited to, snow plowing, landscaping, Common Area and street lighting, insurance, taxes, security and management); and

          (ix) depreciation or amortization of the cost of capital improvements made subsequent to the date of this Lease that are
                 (A) made to reduce Operating Costs or limit increases therein,
                 (B) required by Landlord's insurance carrier subsequent to the date of this Lease, or (C) required subsequent to the date of this Lease by any applicable law, rule, regulation or order of any governmental or quasi-governmental authority having jurisdiction; provided, any such amortization or depreciation shall be calculated based on the useful life of such improvement and shall utilize a rate of interest that is not in excess of two percent over the prime rate of interest publicly announced by U.S. Bank National Association as being available to its best corporate customers as of the date of the completion of such improvements or installation.

     (b) Notwithstanding anything contained in this Lease, "Operating Costs" shall not include the following:

          (i)    costs of alterations of tenants' premises;

          (ii) costs of capital improvements and costs of curing construction defects that are not specifically permitted in the foregoing definition of Operating Costs (except that periodic resurfacings, restripings and seal coating of the parking lot (as distinguished from replacements of the parking lot) shall be included in Operating Costs, but amortized over the useful life thereof);

          (iii) interest and principal payments on mortgages, and other debt costs;

          (iv) real estate brokers' leasing commissions and costs of marketing;

          (v) attorneys' fees, costs and disbursements and other expenses incurred by Landlord in negotiation and enforcement of other leases for the Property;

          (vi) any cost or expenditure (or portion thereof) for which Landlord is reimbursed, whether by insurance proceeds or otherwise;

          (vii) wages, salaries or other compensation paid to executive employees of Landlord or of Landlord's property manager;

          (viii) costs associated with the operation of the business of the entity which constitutes Landlord, which costs are not directly related to maintaining or operating the Building or Property (by way of example, the formation of the entity, internal accounting and legal matters, including but not limited

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                 to preparation of tax returns and financial statements and gathering of data therefor, costs of defending any lawsuits related to maintaining or operating the Building or Property, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building or Property, and costs of any disputes between Landlord and its employees);

          (ix) any expense representing an amount paid for products or services (other than overall property management) to a person or entity relating to or affiliated with Landlord which is in excess of the fair market value of such services and products;

          (x)    fees incurred in disputes with tenants;

          (x) costs resulting from the negligence of Landlord or its agents and employees;

          (xii) costs of remediation of Hazardous Materials which are (A) in or on the Building or Property as of the date of this Lease and which are classified as Hazardous Materials as of the date of this Lease under laws in effect as of the date of this Lease, or (B) which are subsequently brought onto the Building or Property by Landlord or with the express consent of Landlord and which are on the date of their introduction onto the Building or Property classified as Hazardous Materials under laws in effect as of the date of such introduction, excluding in the case of both (A) and (B) above, lawful use and disposition of reasonable quantities of supplies used in the ordinary course of operation and maintenance of like buildings and property; and

          (xiii) special assessments attributable to the initial construction of the Building.

     (c) Calculation of Proportionate Share. Promptly after the Commencement Date and during December of each year or as soon thereafter as practicable, Landlord shall give Tenant written notice of its estimate of Tenant's Proportionate Share of Operating Costs for the ensuing calendar year. On or before the first day of each month thereafter, Tenant shall pay to Landlord as additional rent one-twelfth (1/12th) of such estimated amounts, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the first day of the month after the month in which such notice is given. If at any time it appears to Landlord that the actual amount of Tenant's Proportionate Share of Operating Costs for the then current calendar year will vary from Landlord's estimate by more than five percent (5%), Landlord may, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate. Within ninety (90) days after the close of each calendar year or as soon thereafter as practicable, Landlord shall deliver to Tenant a summary of the total Operating Costs for the previous calendar year and Tenant's Proportionate Share thereof. If such summary shows an amount due from Tenant that is less than the estimated payments previously paid by Tenant, Landlord shall pay the amount of such

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

          excess to Tenant or apply the difference as a credit against the installment payments of Tenant's Proportionate Share of Operating Costs that next become due(except with respect to the last year of the Lease Term). If such summary shows an amount due from Tenant that is more than the estimated payments previously paid by Tenant, Tenant shall pay the deficiency to Landlord, as additional rent, within thirty (30) days after delivery of the summary.

     (d) Books and Records. Tenant shall have the right to examine Landlord's books and records of Operating Costs during normal business hours within ninety (90) days following the furnishing of the summary to Tenant. Unless Tenant takes written exception to any item within ninety (90) days following the furnishing of the summary to Tenant (which item shall be paid in any event), such summary shall be deemed final and accepted by Tenant. If any audit provided for herein shall disclose an overpayment by Tenant of the Operating Costs in any calendar year (as calculated after the completion of any year-end reconciliation by Landlord for such year) that is in excess of five percent (5%) of the amount actually payable by Tenant for such year, Landlord shall promptly pay to Tenant the reasonable cost of said audit. If Landlord, in its sole discretion, selects the accrual accounting method rather than the cash accounting method for some operating expense purposes, such Operating Costs shall be deemed to have been paid when such expenses have accrued.

     (e) Taxes. "Taxes" shall mean the aggregate of the real estate taxes, assessments and other governmental charges, general and special (including, without limitation, assessments for public improvements or benefits and interest on unpaid installments thereof) which may be levied or assessed against, or become liens upon, the Property, or which arise out of the use, occupancy or possession thereof; provided, the term "Taxes" shall not include inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit taxes imposed upon Landlord, nor interest or penalties imposed upon Landlord for Landlord's delinquent payment of Taxes. In the event the Taxes on the Property are not separately assessed, Landlord shall make an equitable allocation of the Taxes between the Property and any other parcel included in such assessment. Landlord agrees to pay before they become delinquent all Taxes lawfully due and payable with respect to the Building and the Property; provided, Landlord may, at its sole discretion, pay any special assessments in installments when allowed by law, in which case each installment included in Taxes shall include any interest charged. If Landlord elects not to pay any such special assessments in installments, Taxes in any year shall nonetheless include only such amounts as would have been included had Landlord elected to pay such special assessments in installments over the longest period available, including interest thereon. If at any time during the term of this Lease the present method of taxation shall be changed so that in lieu of the whole or any part of any Taxes there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present, or any future, building or buildings on the Property, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term Taxes for the purposes of this Lease. Landlord shall appeal the assessment of the Property when Landlord deems it appropriate and Tenant shall not prosecute an appeal of the assessment of the Building without Landlord's prior written consent.

     7. Landlord's Maintenance Responsibilities. Landlord shall maintain in good repair, reasonable wear and tear and casualty excepted, all parts of the Common Area, the exterior of the Building and all structural elements of the Building, including footings, foundation, walls, downspouts, gutters, and roof, and shall promptly make all necessary repairs and replacements, whether ordinary or extraordinary, structural or nonstructural. Landlord shall also make all necessary repairs to the portions of the Building systems (plumbing, sewage, heating, air conditioning and electrical) providing service jointly to the Premises and other portions of the Building. Tenant shall be responsible for all other portions of the Building systems serving the Premises. "Common Area" shall refer to all areas designed and designated by Landlord for common use or benefit, including but not by way of limitation, parking lots, landscaped and vacant areas, passages for trucks and automobiles, roads, walks, curbs and corridors. The Common Area shall not include commercial areas intended for renting as the same shall exist from time to time, or roads within the outer property limits, while maintained by public authority. The Common Area and/or the Building may be expanded, contracted or changed by Landlord from time to time as deemed desirable by Landlord in its sole discretion; provided, such changes shall not materially impair the utility of the Premises for the conduct of Tenant's intended use. With respect to the Common Area, Landlord shall regularly mow any grass, remove weeds and perform general landscape maintenance, and maintain and repair the parking lot and driveway areas, keeping the same free from an unreasonable accumulation of ice and snow. Tenant shall immediately give Landlord written notice of any defect or need for such repairs, and after receipt of such written notice from Tenant, Landlord shall have a reasonable opportunity to repair the same or cure such defect. The term "walls" as used in this Paragraph shall not include windows, glass or plate glass, doors, special storefronts or office entries.

     8. Tenant's Maintenance Responsibilities. Tenant shall, at its own cost and expense, keep and maintain all parts of the Premises in good condition, reasonable wear and tear and casualty excepted, and shall promptly make all necessary repairs and replacements, including, but not limited to, windows, glass and plate glass, doors, any special entry, interior walls and finish work, floors and floor coverings, water heaters, dock boards, truck doors, dock bumpers, termite and pest extermination, regular removal of trash and debris and keeping the whole of the Premises in a clean and sanitary condition. Notwithstanding the foregoing, Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty or occurrence to the extent that such damage is covered by the insurance maintained by Landlord. Tenant shall, at its own cost and expense, maintain and repair the heating and air conditioning systems that exclusively serve the Premises ("HVAC System") and Tenant shall enter into a regularly scheduled (at least quarterly) preventive maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning systems and equipment serving the Premises. The maintenance contractor must be approved by Landlord in advance, which approval shall not be unreasonably withheld. The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual, including, without limitation, replacement of parts as they become worn or damaged and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Premises. Landlord warrants that, as of the Commencement Date, the

HVAC Systems servicing the Premises shall be in good working order and that it will be responsible for the cost of repairing or replacing any HVAC Systems that are not functioning properly as of the Commencement Date. Notwithstanding the foregoing, if Landlord reasonably determines that any existing HVAC System that is more than ten (10) years old as of the Commencement Date requires replacement during the Term of the Lease, Landlord shall pay the costs of such replacement; provided, however, Tenant shall, at its sole cost and expense, replace any HVAC System requiring replacement if: (a) the HVAC System is less than ten (10) years old on the Commencement Date; (b) the replacement is required as a result of misuse or abuse of the HVAC System by Tenant; or (c) Tenant has not caused regularly scheduled maintenance to be performed on the HVAC System in accordance with the terms and conditions of this Paragraph 8.

     9. Parking. Tenant shall have the nonexclusive right to use, in common with the other tenants occupying the Building, common parking areas, driveways and alleys adjacent to the Building, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Landlord shall provide parking for occupants of the Building that is sufficient to satisfy all applicable codes and ordinances. Landlord represents that the number of surface parking stalls upon the property is at least sufficient to satisfy a ratio of 4 stalls per 1,000 square feet of rentable space in the Building and agrees that Tenant shall have the non-exclusive right to use of the entirety of said stalls during the term hereof.

     10. Alterations. Tenant shall not make any alterations, additions, or improvements to the Premises (including, but not limited to, roof and wall penetrations), without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner, erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the Premises or Building and without overloading or damaging the Premises or Building, and, in each case, complying with all applicable governmental laws, ordinances, regulations and other requirements. Prior to commencing any such alterations, additions or improvements, Tenant shall provide such assurance to Landlord, as Landlord shall reasonably require, to protect Landlord against any loss from mechanics' or other liens. All alterations, additions, improvements and partitions erected by Tenant (other than movable furniture, furnishings, trade fixtures and the personal property of Tenant, including a demountable clean room), shall become the property of Landlord as of the date of the expiration or earlier termination of this Lease and shall be delivered to Landlord with the Premises; provided, however, that if Landlord so elects, such alterations, additions, improvements and partitions shall be removed by Tenant and Tenant shall restore the Premises to its original condition by the date of termination of this Lease, reasonable wear and tear and damage by casualty excepted. All such removals and restoration (including the patching of holes in the wall or floor left by the removal of Tenant's improvements or property) shall be accomplished in a good and workmanlike manner and shall not damage the primary structure or structural elements of the Building.

     11. Signs/Window Coverings. Tenant shall not, without the prior written consent of Landlord, install or affix any window coverings, blinds, draperies, signs, window or door lettering or advertising media of any type. Landlord's consent to Tenant's proposed signage shall not be unreasonably withheld provided such signage complies with the sign criteria attached hereto as Exhibit "E." Tenant shall obtain all necessary permits for its signage. Any signs or window coverings permitted by Landlord shall be installed by Tenant or Tenant's contractor, paid for by Tenant, shall comply with all signage criteria as established by Landlord for the Building from time to time, and shall be subject to all applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove any permitted signs and window coverings upon the expiration or earlier termination of this Lease. Any such installations and removals shall be made in such manner as to avoid injury or defacement of the Building and Tenant shall repair any such injury or defacement, including, without limitation, discoloration, caused by such installation and/or removal.

     12. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises with reasonable prior notice at any reasonable time for the purpose of ascertaining the condition of the Premises, to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease or for any other reasonable purpose. Landlord shall have the right to enter the Premises at any reasonable time with reasonable prior notice during the last year of the Lease Term, for the purpose of showing the Premises to prospective tenants and shall have the right to erect on the Premises a suitable sign indicating the Premises are available. Landlord shall use reasonable efforts not to unreasonably interfere with the conduct of Tenant's business. Tenant shall participate in a meeting with Landlord for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to attend such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be presumptively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     13. Utilities. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer and sprinkler charges and other utilities and services provided to the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and Tenant shall furnish and install all replacement electric light bulbs and tubes. In the event that such services are not separately metered, Tenant's responsibility therefore shall be reasonably estimated by Landlord. In no event shall Landlord be liable for any interruption or failure of utility services on the Premises.

     14.  Assignment and Subletting.

     (a) Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, without the prior written consent of Landlord. Landlord's consent shall not be unreasonably withheld; provided, in addition to any other grounds for denial, Landlord's consent shall be deemed reasonably withheld if, in Landlord's good faith judgment: (i) the proposed assignee or subtenant does not have the financial strength to perform its obligations under this Lease or any proposed sublease; (ii) the business and operations of the proposed assignee or subtenant are not comparable to the business and operations being conducted by other tenants in the Building; (iii) the proposed assignee or subtenant intends to use any part of the Premises for a purpose not permitted under this Lease; (iv) either the proposed assignee or subtenant, or any person which directly or indirectly controls, is controlled by, or is under common control with the proposed assignee or subtenant, occupies space in the Building, or is negotiating with Landlord to lease space in the Building; (v) the proposed assignee or subtenant is disreputable;

          (vi) the use of the Premises or the Building by the proposed assignee or subtenant would, in Landlord's reasonable judgment, significantly increase the vehicular traffic in and out of the Property or would require any alterations to the Building to comply with applicable laws; or (vii) the proposed assignee or subtenant fails to execute an assumption and attornment agreement with Landlord that is reasonable in form.

     (b) Notwithstanding anything contained herein to the contrary, Tenant may, with fifteen (15) days' notice, but without the necessity of the consent of Landlord, at any time assign or otherwise transfer this Lease or any portion thereof to any of the following (each of which being defined herein as "Permitted Assignee"): to any parent, subsidiary or affiliate corporation or entity of Tenant; any corporation resulting from the consolidation or merger of Tenant into or with any other entity; or any person, firm, entity or corporation acquiring a majority of Tenant's issued and outstanding capital stock or all or substantially all of Tenant's assets or of the business conducted at the Premises; provided, that the following conditions are satisfied: (i) the successor or transferee shall assume those obligations of the Tenant hereunder that arise from and after the date of such transfer by a written assumption agreement delivered to, and directly enforceable by, Landlord; and (ii) Tenant shall not be released from any present or future obligation under the Lease. As used herein, the expression "affiliate corporation or entity" means a person or business entity, corporate or otherwise, that directly or indirectly through one or more intermediaries, controls or is controlled by or is under control with Tenant. The word "control" means the right and power, direct or indirect, to direct or cause the direction of the management and policies of a business entity, corporation or otherwise. Tenant shall furnish to Landlord documentation sufficient to verify permitted transfers.

     (c) Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease throughout the Lease Term. Upon the occurrence of an Event of Default (as hereinafter defined), if the Premises, or any part thereof, are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may, at its option, collect directly from such assignee or subtenant rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations hereunder.

     (d) Notice to Landlord. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord within fifteen (15) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, all relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

     (e) Sublease Rent. If Landlord grants its consent to any sublease or assignment, Tenant shall pay Landlord, as additional Base Rent, the entirety of any difference between the total amount of all rent (together with any escalation) payable to Tenant under the sublease or assignment minus the total amount of Rent payable hereunder on a monthly basis and not as a one-time payment. The amount paid to Landlord shall take into consideration any costs reasonably increased by Tenant in the negotiation and performance of the sublease or assignment, which costs shall be amortized over the term thereof on a straight line basis at Tenant's cost of funds and deducted from any such excess rent, and which costs may include, without limitation, leasing commissions, attorneys' fees, tenant improvement allowances, cabling allowances and free rent. If Landlord grants its consent to any sublease or assignment pursuant to the foregoing provisions of this Section 14, Tenant shall pay all attorney's fees of Landlord reasonably incurred with respect to such assignment or sublease, not to exceed $2,000.00. In addition, if Tenant has any options to extend the term of this Lease, such options shall not be available to any subtenant or assignee, directly or indirectly.

     (f) Recapture. In addition to, but not in limitation of, Landlord's right to approve any subtenant or assignee that is not a Permitted Assignee, Landlord shall have the option, in its sole discretion, in the event of any such proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice thereof within thirty (30) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this subparagraph, the Lease Term shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Lease Term. If Landlord recaptures only a portion of the Premises under this subparagraph, the Base Rent and additional rent payable during the unexpired term shall abate proportionally based on the rent contained in this Lease as of the date immediately prior to such recapture.

     15.  Fire and Casualty Damage.

     (a) If the Building or Premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage cannot be materially restored within one hundred eighty (180) days of such damage, as such date of material restoration is estimated in good faith by a reputable general contractor promptly selected by Landlord and approved by Tenant, then Landlord or Tenant may terminate this Lease as of the date of such fire or other casualty. Either party shall exercise its option provided herein by written notice to the other within sixty (60) days of such fire or other casualty. For purposes hereof, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purposes for which it was then being used.

     (b) If this Lease is not terminated pursuant to Paragraph 15(a), then Landlord shall proceed with all due diligence to repair and restore the Building or Premises, as the case may be.

     (c) If this Lease shall be terminated pursuant to this Paragraph 15, the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the Lease Term. If this Lease shall not be terminated by Tenant or Landlord pursuant to this Paragraph 15, and if the Premises are untenantable in whole or in part following such damage, the Rent payable during the period in which the Premises are untenantable shall be reduced to the extent of such untenantability until the repairs are substantially completed. In the event that Landlord should fail to complete such repairs and material restoration within one hundred eighty (180) days after the date of such damage, Tenant may, at its option and as its sole remedy, terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the Lease Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control, or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     (d) In no event shall Landlord be required to rebuild, repair or replace any part of the equipment, racking, shelving, partitions, fixtures, additions or other personal property or improvements which may have been placed in or about the Premises by Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     (e) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage covering the Premises, Building or Property requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Lease Term.

     (f) In the event of any damage or destruction to the Building or the Premises by fire or other casualty, or in the event of termination as a consequence of condemnation as contemplated in Paragraph 16 hereof, Tenant shall, upon notice from Landlord, remove with all due diligence, at its sole cost and expense, the property belonging to Tenant from such portion of the Building as Landlord shall request.

     (g) Notwithstanding any contrary provision herein, Tenant hereby waives any claims against Landlord relating to, and Landlord shall not be liable to Tenant for, any damage to any equipment, inventory, tenant fixture or other personal property situated in the Premises or in, on or about the Property due to any condition, design or defect in the Building or leakage of the roof, windows and pipes, or of damage from gas, oil, water, steam, smoke or electricity, or due to any other cause whatsoever, including Landlord's negligence, and Tenant assumes all risks of damage to such property; provided, the waiver and assumption contemplated by this sentence shall apply only to the extent covered by insurance in place or required to be maintained by the terms of this Lease. Landlord hereby waives any claims against Tenant relating to, and Tenant shall not be liable to Landlord for, any damage to any property occurring in, on or about the Property due to any reason, including Tenant's negligence, and Landlord assumes all risks of damage to such property; provided, the waiver and assumption contemplated by this sentence shall apply only to the extent any such damage is covered by insurance in place or required to be maintained by the terms of this Lease.

     16.  Condemnation.

     (a) If the whole or any substantial part of the Building, Property or Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall terminate effective when the condemning authority acquires possession in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the Lease Term. As used herein, a taking of the whole or any substantial part of the Building, Property or Premises shall mean a taking of such portion of the Building, Property or Premises as would prevent or materially interfere with the use of the Building, Property or Premises for the purpose for which they are then being used. Any dispute between the parties as to whether any particular taking constitutes a taking of the whole or any substantial part of the Building, Property or Premises shall be determined by arbitration in accordance with the rules of the American Arbitration Association as then in effect and any determination therein shall be final and binding on the Landlord and Tenant.

     (b) If part of the Building, Property or Premises shall be taken by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 16(a) above, this Lease shall not terminate but the Rent payable hereunder during the unexpired portion of this Lease shall be permanently reduced by the proportionate area of the Premises permanently taken and temporarily reduced to the extent Tenant's use is temporarily reduced or limited. At such time as the restoration with respect to any temporary reduction in use is completed, the rent abatement with respect thereto shall cease. In such event, Landlord shall undertake to restore the Building, Property and Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to the taking of such improvements as is reasonably feasible under all the circumstances.

     (c) Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, subject to the rights of the holder of any mortgage of Landlord's interest in the Property or the Building, and Tenant shall not have nor advance any claims against Landlord or the condemning authority for the value of its property or its leasehold estate or the unexpired Lease Term, or business interruption expense or any other damages arising out of such taking or purchase; provided, the foregoing shall not be construed to preclude Tenant from seeking and recovering on its own account from the condemning authority any separate award or compensation attributable solely to the taking or purchase of Tenant's chattels or trade fixtures or attributable to Tenant's relocation expenses or loss of business provided that any such separate claim by Tenant shall not reduce or adversely affect the amount of Landlord's award. If any such award made or compensation paid to either party specifically includes an award or amount for the other, the party first receiving the same shall promptly account therefor to the other.

     17. Indemnification. Subject to the waiver of claims set forth in Paragraph 15(g) hereof, Tenant shall indemnify Landlord from and against any and all demands and liabilities arising from or relating to injury or loss of life to persons or damage to or loss of property to the extent occurring in the Premises or arising from Tenant's negligence or intentional misconduct; provided, Tenant's obligation to indemnify Landlord for injury or damage occurring in the Premises from causes other than Tenant's negligence or intentional acts shall be limited to the extent of insurance proceeds, if any, available pursuant to the terms of policies of liability insurance maintained by Tenant or required to be maintained by Tenant by the terms of this Lease. Subject to the provisions of Paragraph 15(g) hereof and to the foregoing sentence, Landlord shall indemnify Tenant from and against any and all demands and liabilities for or relating to injury or loss of life to persons or damage to or loss of property to the extent occurring on the Common Areas or arising from Landlord's negligence or intentional misconduct. The duties to indemnify contemplated hereby include the duty to pay all reasonable and necessary attorneys' fees and costs incurred by the indemnitee in connection with any such proceedings and shall survive the termination of the Lease; provided, such duties shall only be applicable to the extent that they are not limited by the waiver of claims provision of Paragraph 15(g) of the Lease.

     18.  Tenant's Insurance.

     (a) Liability Insurance. Tenant shall, at its sole cost and expense, maintain in effect at all times during the Lease Term a "Commercial General Liability Insurance" policy, on an "occurrence" rather than on a "claims made" basis, with a total policy limit of at least $1,000,000.00 (each occurrence/aggregate), which policy shall include, but not be limited to, coverage for Bodily Injury, Property Damage, Personal Injury and Contractual Liability (applying to this Lease), or an equivalent form (or forms), so long as such equivalent form (or forms) affords coverage which is at least as broad. An Insurance Services Office "Comprehensive General Liability" policy which includes a Broad Form Endorsement GL 0404 (Insurance Services Office designation) shall be considered to be an equivalent policy form. Tenant's liability insurance coverage may be subject to a "deductible," "retention" or "participation" (or other similar provision) requiring the Tenant to remain responsible for a stated amount or percentage of each covered loss; provided, however, that such amount shall not exceed $1,000.00 each occurrence. Such policy shall name Landlord as an Additional Insured thereunder.

     (b) Property Insurance. Tenant shall, at its sole cost and expense, maintain in effect at all times during the Lease Term insurance covering all of Tenant's improvements, fixtures, inventory and other personal property in the Premises against loss by fire and other hazards covered by the so-called "all-risk" form of policy, in an amount equal to the actual replacement cost thereof.

     (c) Policy Provisions. Policies for the liability and property insurance coverage contemplated by this Paragraph shall be in a form and with an insurer reasonably acceptable to Landlord and shall require at least ten (10) days prior written notice to Landlord of termination or material alteration. The liability insurance under Paragraph 18(a) shall be primary with respect to Landlord and its agents and not participating with any other available insurance. Tenant shall deliver on the Commencement Date, and on the anniversary thereof, to Landlord a certificate evidencing such policies, or other evidence reasonably satisfactory to Landlord, confirming the terms of such insurance and confirming that the policies are in full force and effect. If Tenant has a blanket insurance policy in force providing coverage for several properties of Tenant, including the Premises, Landlord will accept a certificate of such insurance; provided, the certificate sets forth the amounts of insurance and coverage, such amounts are at least equal to the amounts required herein-above, and otherwise such policy complies with the requirements hereof. Proceeds of any insurance carried by Tenant on any furniture, furnishings, merchandise and other contents of the Premises, and any fixtures, equipment, improvements or other changes made by Tenant to the Premises, shall be payable directly to Tenant and Tenant shall have the exclusive right to adjust and settle losses with respect thereto.

     19. Landlord's Insurance. Landlord agrees to purchase in advance, and to carry in full force and effect the following insurance:

     (a) "All risk" property insurance coverage on the Building and Property, exclusive of Tenant's leasehold improvements, in such amount as Landlord deems prudent.

     (b) "Commercial General Liability Insurance" insuring Landlord in and around the Building and the Property, with policy limits of at least $1,000,000 (per occurrence\aggregate), and written on an "occurrence" basis.

     20. Holding Over. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession of the Premises to Landlord. Unless otherwise elected by Landlord pursuant to Paragraph 10 hereof, Tenant shall leave in place all leasehold improvements in their then "as is" condition, without any obligation to remove or restore any alterations, or to repair or replace finish work, such as wallcoverings, paint and carpeting; provided, Tenant shall patch, repair or cover holes in the wall or floor left by the removal of Tenant's property in a manner reasonably acceptable to Landlord. Tenant shall be entitled to remove on the expiration or sooner termination of this Lease all movable furniture, furnishings, trade fixtures and personal property installed in the Premises at the direct expense of Tenant. If

Tenant retains possession of the Premises, or any part thereof after such termination and without Landlord's written consent, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes the creation of a month to month tenancy upon the terms and conditions set forth in this Lease; provided, however, that the monthly Base Rent shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to 150% of the Base Rent being paid monthly to Landlord under this Lease immediately prior to such termination. If Tenant's holdover is without the consent of Landlord, neither this Paragraph nor the acceptance of any rent hereunder shall prevent Landlord from exercising any remedy available at law or in equity, including any right to regain immediate possession of the Premises.

     21. Quiet Enjoyment. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Lease Term without hindrance or molestation subject to the terms and provisions of this Lease.

     22. Events of Default. The following events shall be deemed to be events of default by Tenant under this Lease (individually, an "Event of Default" and collectively, "Events of Default"):

     (a) Rent. Tenant shall fail to pay any installment of Base Rent, its Proportionate Share of Operating Costs, or any other payment to Landlord required herein (collectively, "Rent") when due, and such failure shall continue for a period of five (5) days thereafter, except that such failure shall not be deemed an Event of Default on the first occasion in which such failure occurs in a calendar year unless such failure shall continue for a period of ten (10) days after actual receipt of written notice thereof; or

     (b) Other Breach. Tenant shall fail to comply with any term, provision or covenant of this Lease, and shall not cure such failure within thirty
          (30) days after actual receipt of written notice thereof; provided, in the event such default cannot reasonably be cured within such thirty
          (30) day period, an Event of Default shall not be deemed to have occurred so long as Tenant commences an effective cure within said thirty (30) day period and prosecutes such cure diligently to completion.

     23. Remedies. Upon the occurrence of any of such Events of Default, Landlord may, at its election and in addition to all other remedies available at law or in equity, terminate this Lease through the delivery of written notice to that effect to Tenant or terminate Tenant's right to possession only, without terminating the Lease.

     (a) Re-Entry Without Termination. Upon any termination of Tenant's right to possession of the Premises without termination of this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidence of tenancy, and take and hold possession thereof without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay Base Rent, its Proportionate

          Share of Operating Costs and all other sums payable by Tenant hereunder, for the full Lease Term. Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord, in its sole discretion, shall determine (including the right to relet the Premises as part of a larger area and the right to change the character or the use made of the Premises), and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, in its sole discretion. All rentals and other sums received by Landlord from any such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such alterations and repairs; third, to the payment of Landlord's expenses of reletting, including, without limitation, broker's commissions, attorneys' fees and lease inducements, such as moving or leasehold improvement allowances; fourth, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such rentals and other sums received from such reletting during any month are less than the Rent due during said month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Notwithstanding any such re-entry by Landlord, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

     (b) Damages in the Event of Termination. It is acknowledged that the damages that would be incurred by Landlord in connection with the termination of this Lease following an Event of Default would be difficult to estimate or ascertain. In the event Landlord elects to terminate this Lease, Landlord may, in addition to other remedies available at law or in equity, recover from Tenant, as and for liquidated and agreed final damages for Tenant's default, an amount equal to the sum of the following: (i) all unpaid Rent that is payable by Tenant hereunder and that has accrued as of the effective date of termination less the net proceeds, if any, of any reletting effected pursuant to the provisions of Paragraph 23(a) after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, legal expenses, attorneys' fees, alteration costs, and expenses of preparation for such reletting; plus
          (ii) a sum of money equal to the excess of the Rent that would be payable under the Lease for the lesser of the following two periods, which amount shall be immediately due and payable upon demand but which shall be discounted to present value using a discount rate equal to the discount rate of the Federal Reserve Bank of Minneapolis as of the date of termination plus one percent (1 %): (A) the one year period commencing upon the effective date of termination, or (B) the period commencing upon the effective date of termination and ending upon the original date of the expiration of the Lease Term. For purposes of calculating the amount of Rent that would be payable under the Lease for the period succeeding the effective date of termination, such Rent shall be computed on the basis of the average monthly amount of Rent accruing during the twenty-four (24) month period immediately preceding the default to which such termination relates (exclusive of any months in which Tenant was entitled to any full or partial abated rent); provided, however, if the default occurs prior to the expiration of the first twenty-four (24) months of the Lease, then the Rent shall be computed on the basis of the average monthly amount of Rent accruing during all months preceding the month in which said default occurred (exclusive of any months in which Tenant received "free" or abated rent concessions).

     (c) Entry for Maintenance. Landlord may, at Landlord's option, enter the Premises upon five (5) days written notice, or such shorter time as may be reasonable under the circumstances in the event of an emergency condition, if Landlord reasonably determines that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer, and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses that Landlord may incur in effecting compliance with Tenant's obligations under this Lease.

     (d) Tenant's Property. Any personal property of Tenant remaining in the Premises after the expiration or earlier termination of the Lease or of Tenant's right to possession of the Premises shall be deemed abandoned. Any and all such abandoned property may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the sole risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the property shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

     (e) Late Charge. In the event Tenant fails to pay any portion of the Rent payable by Tenant hereunder within five (5) days of the date that such amount is due, Tenant shall pay to Landlord on demand, after the second occurrence during the Lease Term, a late charge in an amount equal to five percent (5%) of such installment or other charge that is so overdue in any month, and two percent (2%) each month thereafter until paid in full, to help defray the additional cost to Landlord for processing such late payments. Such late charge shall be additional rent hereunder and the failure to pay such late charge within ten (10) days after actual receipt of written demand therefor shall be an Event of Default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     (f) Miscellaneous. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the remedies herein provided or any other remedies available at law or in equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to the non-breaching party by reason of the violation of any term, provision and/or covenant herein contained. No agreement to accept a surrender by Tenant of its right or possession of the Premises shall be valid unless in writing signed by Landlord. No waiver by either party of any violation or breach of any term, provision and/or covenant herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any term, provision and/or covenant herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an Event of Default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by either party to enforce one or more of the remedies with respect to any default shall not constitute a waiver thereof, or a waiver of any remedy in connection with any subsequent default, unless such waiver is acknowledged in writing. In the event of any litigation to enforce or interpret the terms hereof, the prevailing party shall be entitled to an award of its reasonable attorneys' fees and disbursements.

     24. Mortgages. Tenant accepts this Lease subject and subordinate to any mortgage(s) now or at any time hereafter constituting a lien or charge upon the Property or the Premises; provided, however, that if the holder of any such mortgage elects to have Tenant's interest in this Lease superior to any such instrument, then, by notice to Tenant from such holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, confirming the matters set forth in this Paragraph, but not otherwise materially modifying Tenant's rights under this Lease; provided, it shall be a condition to Tenant's obligation to subordinate to any future mortgage encumbering the Building that Tenant receives an agreement from the holder of any such mortgage that, in the event that such holder acquires the Landlord's interest in the Building, this Lease shall remain in full force and effect and such holder and any purchaser at foreclosure sale thereof shall recognize the validity of this Lease and shall not disturb Tenant's possession hereunder so long as Tenant is not in default hereunder beyond any applicable cure periods.

     25. Landlord's Default. In the event of any default by Landlord, Tenant will give Landlord written notice specifying the default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default; provided, in the event such default cannot reasonably be cured within such thirty (30) day period, an event of default shall not be deemed to have occurred so long as Landlord commences an effective cure within said thirty (30) day period and prosecutes such cure diligently to completion. Any trustee executing this Lease on behalf of the Landlord is acting in a representative capacity and any liability which may arise as a consequence of this instrument by or on behalf of the Trustees Under the Will and of The Estate of James Campbell, Deceased, shall be the liability of the Estate of James Campbell and not the personal liability of any trustee, corporate officer of a trustee, or employee of The Estate of James Campbell. Notwithstanding any contrary provision herein, if Landlord shall fail to perform any covenant, term or condition of this Lease required to be performed by Landlord, if any, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the

Building and Property and out of rents or other income from such property receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Building or Property, and neither Landlord nor any officer, agent, trustee, beneficiary or general or limited partner of Landlord shall be personally liable for any deficiency; provided, the foregoing shall not limit any right that Tenant might have to obtain injunctive relief against Landlord or to maintain any suit or action in connection with the enforcement or collection of damages to the extent that such damages are payable under policies of liability insurance maintained by Landlord.

     26.  Mechanic's Liens; Contests.

     (a) Tenant shall have no authority, express or limited, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Building, the Property or the Premises, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall pay all sums legally due and payable on account of any labor performed or materials furnished in connection with any work performed on the Premises by Tenant or at Tenant's instance, subject to contest by Tenant as provided herein, and Tenant shall indemnify Landlord from any and all loss, cost and expense, including reasonable attorneys' fees, based on or arising out of such claims or liens asserted against the Tenant's leasehold estate or against the right, title and interest of the Landlord in the Building, the Property or the Premises. Tenant shall give Landlord immediate written notice of the placing of any such lien or encumbrance against the Building, the Property or the Premises.

     (b) After written notice to Landlord, Tenant may at its expense contest, by appropriate proceedings conducted in good faith and with due diligence (all such proceedings together with appeals therefrom being hereinafter referred to as "Contests") the amount, validity or application, in whole or in part, of any tax, mechanics' lien, encumbrance, charge or any other adverse claim, excluding amounts owed by Tenant to Landlord under this Lease, for which Tenant is responsible under this Lease (hereinafter collectively "claims") provided that:

          (i) In the case of an unpaid claim, such contest shall operate to suspend the collection of the same from Landlord and Tenant therein;

          (ii) Tenant shall have furnished such security, if any, as may be required in the proceedings; and

          (iii) Neither the Premises nor any part thereof nor any interest therein shall be, in the reasonable opinion of Landlord, in imminent danger of being forfeited or lost.

     (c) During the period Tenant carries forward any such Contest in good faith, Tenant shall be relieved from its obligations herein contained to pay the claims, or to clear the liens with respect to which such Contest is conducted. Notwithstanding anything contained herein to the contrary, in the event of a Contest involving any lien which could result in the loss or forfeiture of Landlord's interest in the

          Premises, Tenant shall bond over said lien during the period of the Contest to the extent necessary to prevent such loss or forfeiture. If and to the extent Tenant shall not prevail in any such Contest, Tenant shall immediately pay and discharge the claim in question to such extent.

     27. Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures owned by Tenant or placed by Tenant on, in or at the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures placed by Tenant on, in or at the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that portion of such taxes.

     28. Notices. All bills, statements, notices or communications, including changes of address of either party, which either party may desire or be required to give to the other shall be deemed sufficiently given or rendered if in writing and either delivered to the other party personally, sent by registered or certified mail, return receipt requested, sent by national air courier service, addressed to either party at the Notice Address shown on the Data Sheet. The time of rendition thereof or the giving of such notice or communication shall be deemed to be the time when the same is personally delivered to the other party, deposited in the mail, or delivered to the other party by a national air courier service as herein provided. Any notice or the return of any access cards, keys, or otherwise to be given from Tenant to Landlord must be delivered in the manner set forth above.

     29. Hazardous Substances. Tenant shall at all times comply with applicable local, state and federal laws, ordinances and regulations relating to Hazardous Substances. "Hazardous Substances" means (1) any oil, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants that (A) pose a hazard to the Premises, Building or Property or to persons on or about the Premises, Building or Property or (B) cause the Premises, Building or Property to be in violation of any hazardous materials laws; (2) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contains dielectric fluid containing polychlorinated biphenyl, or radon gas; (3) any chemical, materials or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances," or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601, et seq. , the Hazardous Materials Transportation Act, as amended, 42 U.S.C. Sections 6901, et seq. , the Federal Water Pollution Control Act, as amended, 33 U.S.C. Sections 1251, et seq.; (4) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Premises, Building or Property or the owners and/or occupants of property adjacent to or surrounding the Property, or any other person or entity coming upon the Property or adjacent property; and (5) any other chemical, material or substance that may or could pose a hazard to the environment. Tenant shall not: (i) use the Premises, Building or Property for the storage of Hazardous Substances except for such activities that are part of the course of Tenant's ordinary business

(the "Permitted Activities"); provided, such Permitted Activities are conducted in accordance with all applicable laws, orders, regulations and ordinances; (ii) use the Premises, Building or Property as a landfill or dump; or (iii) install any underground tanks of any type at the Property. Tenant shall at its own expense maintain in effect any and all permits, licenses or other governmental approvals, if any, required for Tenant's use of the Premises and require the same of any subtenants. Tenant shall make and cause any subtenant to make all disclosures required of Tenant by any laws, and shall comply and cause subtenant to comply with all orders concerning Tenant's use of the Premises issued by any governmental authority having jurisdiction over the Premises and take all action required by such governmental authorities to bring the Tenant's activities on the Premises into compliance with all environmental and other laws, rules, regulations and ordinances affecting the Premises. If at any time Tenant shall become aware, or have reasonable cause to believe, that any Hazardous Substance has been released or has otherwise come to be located on or beneath the Property, Tenant shall, give written notice of that condition to Landlord. Tenant shall be responsible for, and shall indemnify, defend and hold Landlord harmless from and against, all environmental claims, demands, damages and liabilities, including, without limitation, court costs and reasonable attorneys' fees, if any, arising out of, or in connection with the generation, storage, disposal or other presence of any Hazardous Substance in, on or about the Premises, Building or Property that occurred during the Lease Term and that was caused or permitted by Tenant or its subtenants. Landlord shall be responsible for, and shall indemnify, defend and hold Tenant harmless from and against, all environmental claims, demands, damages and liabilities, including, without limitation, court costs and reasonable attorneys' fees, if any, arising out of, or in connection with the generation, storage, disposal or other presence of any Hazardous Substance in, on or about the Premises, Building or Property as of the date hereof and that was caused by Landlord. The indemnification provided by this Paragraph shall survive the termination of this Lease.

     30.  Improvements.

     (a) Landlord's Work. Landlord shall proceed with reasonable due diligence to complete the improvements to the Premises designated on Exhibit "D" attached hereto (the improvements designated on Exhibit "D" shall be defined herein, collectively, as the "Landlord's Work"); provided, Tenant shall be solely responsible for the payment of the amount, if any, by which the costs of completing the Landlord's Work exceed $200,000.00 (the "Landlord's Leasehold Contribution"). Tenant shall pay such excess costs to Landlord, as additional Rent hereunder, immediately upon receipt of a statement from Landlord itemizing such excess costs incurred by Landlord in completing the Landlord's Work. Landlord shall complete the Landlord's Work in a good, workmanlike manner and in accordance with all applicable laws, codes and ordinances. Any portion of the Landlord's Leasehold Contribution that remains undisbursed following the substantial completion of, and full payment for, the Landlord's Work (the "Undisbursed Allowance"), will be available for disbursement to Tenant to reimburse Tenant for the cost of constructing or installing leasehold improvements in the Premises, subject to the following terms and conditions:

          i. Tenant shall request any such Undisbursed Allowance in a written request (a "Draw Request") that contains an itemization of the nature and cost of all work covered by the Draw Request, a designation of the identity of all contractors or subcontractors supplying labor or materials in connection with such work, full lien waivers from all contractors who supply in excess of $10,000.00 of labor and materials, and a certification from Tenant that all work contemplated in the Draw Request is completed and approved by Tenant;

          ii. Any Draw Request prepared by Tenant must be delivered to Landlord within 180 days after the Commencement Date; and

          iii. The Undisbursed Allowance shall only be available to fund the cost of leasehold improvements that were approved by Landlord pursuant to the terms of this Lease, and shall not be available to fund the cost of equipment, furniture, cabling or other items of personal property of Tenant.

     (b) Tenant's Work. Tenant may, at its sole cost, install fixtures, equipment and furnishings in or to the Premises, including new signage in compliance with the sign criteria set forth in Exhibit "E", in a first-class manner consistent with Tenant's permitted use. Such trade fixture and furnishing activities shall be defined herein collectively as the "Tenant's Work". Tenant may, promptly after the date hereof, and at its sole cost, deliver to Landlord plans and specifications for the Tenant's Work (the "Plans"). The Plans shall be subject to Landlord's approval and the approval of all local governmental authorities with jurisdiction. Landlord agrees not to unreasonably withhold its approval of said Plans. If Landlord notifies Tenant that changes are required to the final Plans submitted by Tenant, Tenant shall promptly submit to Landlord, for its approval, the Plans amended in accordance with the changes so required. The Plans shall also be revised, and the Tenant's Work shall be changed, to incorporate any work required in the Premises by any local governmental field inspector. Landlord's approval of the Plans shall in no way be deemed to be (i) an acceptance or approval of any element therein contained which is in violation of any applicable laws, ordinances, regulations or other governmental requirements, or (ii) an assurance that work done pursuant to the Plans will comply with all applicable laws (or with the interpretations thereof) or satisfy Tenant's objectives and needs. Landlord shall deliver written notice (the "Approval Notice") to Tenant upon Landlord's approval of the Plans. Upon the delivery of the Approval Notice, and provided the Date of Delivery has occurred, Tenant shall proceed, at its sole cost and with due diligence, to complete all aspects of the Tenant's Work. Tenant shall use only new or like-new, first-class materials in the Tenant's Work. All Tenant's Work shall be done in a good and workmanlike manner and in accordance with all applicable statutes, laws, codes and regulations. Tenant and Tenant's contractors shall make all efforts and take all steps reasonably appropriate to assure that no Tenant's Work unreasonably interferes with the operation of the Building and the ability of other occupants of the Building to conduct business in a routine manner. Tenant shall have no authority to materially deviate from the approved Plans in the performance of the Tenant's Work, except as authorized by Landlord in writing. Tenant shall provide notice to Landlord of the date of the occurrence of the substantial completion of the performance of the entirety of Tenant's Work, which notice shall be accompanied by a certificate from Tenant's architect or general contractor (the "Completion Certificate") attesting to the occurrence of such substantial completion and setting forth an itemized statement of the nature and cost of all labor and materials used in the completion of the Tenant's Work and a copy of a full and final lien waiver from Tenant's general contractor. Upon receipt of said notice, Landlord shall inspect the Tenant's Work and note any deficiencies or unfinished items which, if so noted, Tenant shall complete with due diligence.

     31.  Miscellaneous.

     (a) Interpretation. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. This Lease is intended to be construed in accordance with the law of the State in which the Property is situated.

     (b) Successors and Assigns. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease. The term "Landlord" shall mean only the owner, from time to time, of fee title to the Premises, and in the event of the transfer by such owner of its interest in the Premises, Landlord's grantee or Landlord's successor shall, upon such transfer, become "Landlord" hereunder, thereby freeing and relieving the grantor or assignor of all covenants and obligations of "Landlord" hereunder thereafter accruing, but such covenants and obligations shall be binding during the term of this Lease upon each new owner for the duration of such owner's ownership; provided, however, that no successor Landlord shall be responsible for the return of any Security Deposit provided for pursuant to Paragraph 4 unless such successor received the Security Deposit. In the event that such successor does not receive the Security Deposit, the predecessor Landlord shall remain liable for its return to Tenant, if Tenant is entitled to such return in accordance with the terms hereof. Tenant agrees to furnish promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease. Nothing herein contained shall give any other tenant in the Building any enforceable rights either against Landlord or Tenant as a result of the covenants and obligations of either party set forth herein.

     (c) Captions. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope of the intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     (d)  Estoppel Certificate. Each party agrees from time to time within ten
          (10) days after its receipt of a written request therefore from the other party, to deliver to the requesting party, or such party's designee, an estoppel certificate concerning the terms of the Lease and the status of the performance of each party's obligations hereunder that is in a form reasonably designated by the requesting party.

     (e) Amendments. This Lease constitutes the entire agreement of the parties with respect to its subject matter and may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     (f) Survival. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Lease Term shall survive the expiration or earlier termination of the Lease Term, including, without limitation, all payment obligations with respect to Operating Costs and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the Lease Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary (i) to repair and restore the Premises as provided herein; and (ii) to discharge Tenant's obligation for Operating Costs or other amounts due Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being held liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this subparagraph.

     (g) Joint and Several. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

     (h) Brokers. Tenant represents and warrants that it has engaged no broker, agent or other person in connection with this transaction other than the Tenant's Broker designated in the Data Sheet. Landlord represents and warrants that it has engaged no broker, agent or other person in connection with this transaction other than the Landlord's Broker designated in the Data Sheet.

     (i) Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then, and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     (j) Construction. If this Lease is ever construed by a court of law, such court shall not construe this Lease or any provision hereof against any party as drafter.

     (k) Recording. Neither party shall record this Lease in the real estate records of the County in which the Property is situated without the prior written consent of the other party.

                           [Signature Page to Follow.]

     THIS LEASE AGREEMENT is executed and delivered as of the day and year first above written.

TENANT:                                 LANDLORD:
ANTARES PHARMA, INC,                    THE TRUSTEES UNDER THE WILL AND OF
a Minnesota corporation                 THE ESTATE OF JAMES CAMPBELL,
                                        DECEASED, acting in their fiduciary and
                                        not in their individual capacities


By: /s/ Peter L. Sadowski               By: /s/ Dorine Holsey Streeter
   -----------------------------------     -------------------------------------
Printed: Peter L. Sadowski                 Dorine Holsey Streeter
        ------------------------------     Executive Vice President
Its: Vice President Devices Group          Real Estate Investment Management
    ----------------------------------

                                        By: /s/ Timothy J. Brauer
                                           -------------------------------------
                                           Timothy J. Brauer, CCIM
                                           Vice President Regional Manager

                                        Approved as to form only, which approval is for the sole benefit of Landlord and does not constitute the assumption of any obligations hereunder:

                                        FABYANSKE, WESTRA & HART, P.A.


                                        By: /s/ G. Eidson
                                           -------------------------------------
                                           Gary C. Eidson
                                           President

                                   EXHIBIT "A"

                             Description of Premises
                             -----------------------

                                [To Be Supplied.]

                                   EXHIBIT "B"

                             Description of Property
                             -----------------------

          Lot 1, Block 2, Carlson Center 8/th/ Addition, according to the recorded plat thereof, Hennepin County, Minnesota

                                   EXHIBIT "C"

                              Rules and Regulations
                              ---------------------

     1. No awning or other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades, or screens visible from the exterior of the Premises shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior written consent of Landlord. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and shall be attached in a manner, approved in advance by Landlord.

     2. Tenant, its servants, employees, customers, invitees, and guests, shall not obstruct sidewalks, entrances, passages, corridors, vestibules, or halls in and about the Building which are used in common with other tenants and their servants, employees, customers, guests and invitees, and which are not a part of the Premises.

     3. Tenant shall not make excessive noises, cause disturbances or vibrations, or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors, any of which may be offensive to the other tenants and occupants of the Building, except as incidental to the Permitted Uses of the Premises.

     4. Tenant assumes full responsibility for protecting its space from theft, robbery, and pilferage , which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

     5. In no event shall Tenant bring into the Building flammables, such as gasoline, kerosene, naphtha and benzene, or explosives or any other article of intrinsically dangerous nature. If, by reason of failure of Tenant to comply with the provisions of this paragraph, any insurance premium for all or any part of the Building shall at any time be increased , Tenant shall be required to make immediate payment of the whole of the increased insurance premiums.

     6. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

     7. Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

     8. The outside areas immediately adjoining the Premises shall be kept clean by Tenant and Tenant shall not place or permit any obstructions or merchandise in such areas.

     9. The use of parking shall be subject to reasonable regulations as Landlord may promulgate from time to time uniformly to all Tenants. Tenant agrees that it will not use more than its prescribed number of stalls at any one time, and will not use or permit the use by its employees of the Premises or the parking area for the overnight storage of automobiles or other vehicles. There will not be any assigned exclusive parking spaces available to any tenant of the Building except with the prior, written consent of Landlord.

     10. Tenant and its servants, employees, agents, visitors, and licensees shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further reasonable rules and regulations as Landlord or its agent may from time to time adopt. Landlord shall give written notice of any additional rules and regulations.

     11. Landlord reserves the right at any time and from time to time as reasonably necessary to rescind, alter, or waive, in whole or in part, any of these rules and regulations when it is deemed necessary, desirable, or appropriate, in Landlord's judgment, for its best interest or for the best interest of tenants of the Building.

                                   EXHIBIT "D"

                                 Landlord's Work
                                 ---------------

                                   [attached]

                                   EXHIBIT "E"

                                  SIGN CRITERIA

                            13755 First Avenue North
                               Plymouth, Minnesota

All Tenants are required to comply with the following established sign criteria which must be approved by Landlord prior to installation:

     1.   Front Entrance Door (To be applied to glass entrance door suite)
          -------------------

          .  Ivory vinyl applied letters only
          .  Must be 2" height
          .  Times Roman letter style
          .  Suite number only can be posted
          .  No logs, script or color variations

     2.   Rear Overhead Door (To be applied to exterior of overhead door)
          ------------------

          .  Ivory vinyl applied letters only
          .  6" height
          .  Times Roman letter style
          .  Upper and lower case
          .  Using one line only
          .  No logos, script or color variations

     3.   Rear Entrance/Man Door (To be applied to exterior door)
          ----------------------

          .  Ivory vinyl applied letters only
          .  2" height
          .  Times Roman letter style
          .  Upper and lower case
          .  One line only
          .  No logos, script or color variations

     4.   Building Mounted Signage
          ------------------------

          . 14" x 1" (Deep) fabricated aluminum letters painted gold polyurethane
          .  Times bold typestyle
          .  Upper case letters only
          .  Stud mounted to brick